SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2010

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV ENERGY
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418
NV ENERGY
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated August 4, 2010

Item 8.01   Other Events

On August 4, 2010, NV Energy, Inc. (“NV Energy”) announced that it has released its Corporate Responsibility and Sustainability Report (the “Report”) for 2009, which outlines NV Energy’s programs and initiatives that promote sustainable performance.  The Report, the second for NV Energy, summarizes the company’s achievements in multiple areas including environmental management, renewable energy, community engagement, workforce development and conservation.  A copy of the press release describing the Report and providing the website address for viewing the Report is filed herewith as an exhibit.  The contents of NV Energy’s website are not incorporated into this Form 8-K filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits — The following exhibit is filed with this Form 8-K:

EX-99.1 — Press release dated August 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)
Date: August 5, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy (Registrant)
Date: August 5, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)
Date: August 5, 2010	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer